 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):    June 5, 2013

POKERTEK, INC.

 (Exact Name of Registrant as Specified in Its Charter)

North Carolina	000-51572	61-1455265
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1150 Crews Road, Suite F Matthews, North Carolina	28105
(Address of Principal Executive Offices)	(Zip Code)

(704) 849-0860

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
o	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
o	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
o	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This current report on Form 8-K/A updates information provided on a Form 8-K filed on June 7, 2013, relating to disclosures made under Item 5.07 associated with the Registrant’s Annual Meeting of Shareholders held on June 5, 2013 (the “Meeting”).

Item 5.07.                      Submission of Matters to a Vote of Security Holders.

(d) As previously reported, at the Meeting, in a non-binding advisory vote, a majority of the votes cast voted in favor of three years as the frequency with which the Registrant should hold future non-binding advisory votes on the compensation of its named executive officers (“Say-On-Pay”).  The Registrant has considered the outcome of this advisory vote and has determined that a shareholder vote on Say-On-Pay will be included in its proxy materials every three years, until the next required vote on the frequency of shareholder vote on Say-On-Pay.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PokerTek, Inc.

Date: July 22, 2013	By:	/s/ Mark D. Roberson
Mark D. Roberson, Chief Executive Officer and Chief Financial Officer